UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN INDEPENDENCE CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMERICAN INDEPENDENCE CORP.

___________________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2014

___________________________________________________________

Dear Stockholders:

We cordially invite you to attend the 2014 Annual Meeting of Stockholders of American Independence Corp. (“AMIC” or the “Company”).  Our 2014 Annual Meeting will be held on Friday, May 16, 2014 at 10:30 a.m. EDT and will be our first completely virtual meeting of stockholders.  You will be able to attend the 2014 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/AMIC.  To enter the meeting, you must have your twelve-digit control number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you receive the proxy materials by mail.  You will not be able to attend the Annual Meeting in person.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Notice you received in the mail.  We have also made available a copy of our 2013 Annual Report with this Proxy Statement.  We encourage you to read our Annual Report.  It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is to:

1.	elect eight directors, each for a term of one year;

2.	ratify the appointment of KPMG LLP as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	conduct an advisory vote on the compensation of AMIC’s named executive officers; and

4.	transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on March 19, 2014 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary
March 31, 2014

HOW TO VOTE:  Your vote is important.  Whether or not you plan to attend the meeting, we hope you will vote as soon as possible.  You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.   Please review the instructions on each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail.

2014 PROXY STATEMENT

____________________

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING	2
What is the purpose of the 2014 Annual Meeting and why is it being held over the Internet?	2
Who is entitled to vote?	2
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
How do I vote by proxy?	2
Am I entitled to vote if my shares are held in “street name”?	2
How many shares must be present to hold the online meeting?	3
What if a quorum is not present at the online meeting?	3
What do I need in order to be able to attend the online meeting?	3
How can I vote my shares during the online meeting?	3
How can I vote my shares without attending the online meeting?	3
Is there a deadline for submitting proxies electronically or by telephone or mail?	4
Can I revoke my proxy and change my vote?	4
Who can participate in the online meeting?	4
Will my vote be kept confidential?	4
Who will count the votes?	4
How does the Board of Directors recommend I vote on the proposals?	4
What if I do not specify how my shares are to be voted?	5
Will any other business be conducted at the online meeting?	5
How many votes are required to elect the director nominees?	5
What happens if a nominee is unable to stand for election?	5
How many votes are required to ratify the appointment of AMIC’s independent registered public accounting firm for the fiscal year ended December 31, 2014?	5
How many votes are required to endorse the compensation of AMIC’s named executive officers?	5
How will abstentions be treated?	5
How will broker non-votes be treated?	6
STOCK OWNERSHIP	7
Directors and Executive Officers	7
Section 16(a) Beneficial Ownership Reporting Compliance	7
Significant Stockholders	7
CORPORATE GOVERNANCE MATTERS	9
Corporate Governance Documents	9
Director Independence	9
Board Leadership Structure	9
Board Role in Risk Oversight	9
Audit Committee Financial Expert	10
Executive Sessions of Independent Members	10
Communications with Directors	10
Nomination of Director Candidates	10
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	12
Meetings	12
Committees	12
Attendance at Annual Meeting of Stockholders	12
EXECUTIVE OFFICERS	13
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13
Compensation Committee Interlocks and Insider Participation	13
Transactions with Related Persons	13
Review, Approval, or Ratification of Transactions with Related Persons	14
PROPOSAL 1 - ELECTION OF DIRECTORS	15
Nominees for Election to the Board	16
DIRECTORS’ COMPENSATION	20
Equity Award	20
Director Summary Compensation	21
EXECUTIVE COMPENSATION	22
Compensation Discussion and Analysis	22
Say-on-Pay and Say-on-Frequency	22
Compensation	22
Termination, Rescission, Recapture and Recoupment of Awards	24
Tax Implications	24
Summary Compensation Table	25
Outstanding Equity Awards at Fiscal Year-End	26
Compensation Committee Report	26
Compensation Risk Assessment	27
Potential Payments to Named Executive Officers	27
Equity Compensation Plans	27
REPORT OF THE AUDIT COMMITTEE	28
AUDIT AND NON-AUDIT FEES	29
PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
Appointment of Independent Registered Public Accounting Firm	30
Vote Required for Ratification	30
PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	31
OTHER MATTERS	32
ADDITIONAL INFORMATION	32
Proxy Solicitation	32
Stockholder Proposals for 2015 Annual Meeting	32

ii

AMERICAN INDEPENDENCE CORP.

485 Madison Avenue, New York, NY 10022

(212) 355-4141

www.americanindependencecorp.com

2014 PROXY STATEMENT

AMIC’s Board of Directors (the “Board”) is furnishing you this proxy statement in connection with the solicitation of proxies for use at the 2014 Annual Meeting of Stockholders to be held via live webcast on the Internet at www.virtualshareholdermeeting.com/AMIC  on Friday, May 16, 2014 at 10:30 a.m. EDT.  At the meeting, stockholders will vote on the following proposals:

•

the election of eight directors;

•

the ratification of the appointment of KPMG LLP as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•

the conduct of an advisory vote on the compensation of AMIC’s named executive officers.

Stockholders also will consider any other matter that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Adam C. Vandervoort, AMIC’s Corporate Vice President, General Counsel and Secretary, and Ms. Teresa A. Herbert, AMIC’s Chief Financial Officer and Senior Vice President, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

AMIC’s 2013 Annual Report, which includes AMIC’s audited financial statements, is being made available to AMIC’s stockholders concurrent herewith.  Although the 2013 Annual Report is being made available concurrent with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first making this proxy statement and accompanying materials available to stockholders on or about March 31, 2014.

We will be hosting the 2014 Annual Meeting live via the Internet.  A summary of the information you need to attend the meeting online is provided below:

•	Any stockholder of AMIC as of March 19, 2014 (the record date) can attend the 2014 Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/AMIC;

•	Webcast starts at 10:30 a.m. EDT;

•	Stockholders may vote and submit questions while attending the 2014 Annual Meeting on the Internet; and

•

Stockholders need the twelve-digit control number that is shown on the Notice of Internet Availability of Proxy Materials or on the proxy card if proxy materials are received by mail to join the 2014 Annual Meeting.

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,

PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the 2014 Annual Meeting and why is it being held over the Internet?

At the 2014 Annual Meeting, the stockholders will be asked to:

•

elect eight directors, each for a term of one year;

•

ratify the appointment of KPMG LLP (“KPMG”) as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•

conduct an advisory vote on the compensation of AMIC’s named executive officers; and

•

transact any other business that may properly come before the meeting.

The 2014 Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding a physical meeting.  A number of prominent publicly traded Delaware companies have held virtual-only meetings, and consequently we are confident in the technology and that it will be a success.

Who is entitled to vote?

The record date for the meeting is March 19, 2014.  Only stockholders of record at the close of business on that date are entitled to vote at the meeting.  The only class of stock entitled to be voted at the meeting is AMIC common stock.  Each outstanding share of common stock is entitled to one vote for all matters before the meeting.  At the close of business on the record date, there were 8,072,548 shares of AMIC common stock outstanding.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination at www.virtualshareholdermeeting.com/AMIC during the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are permitted to furnish proxy materials, including this proxy statement and our 2013 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.  If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials.  Most stockholders will not receive printed copies of the proxy materials unless they request them.  Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet.  The Notice also instructs you as to how you may submit your proxy on the Internet.  If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.  If you vote by Internet or telephone, please do not also mail your proxy card.

How do I vote by proxy?

You may vote by proxy using the Internet or telephone by following the instructions on your Notice. If you requested a printed set of materials, you may also vote by mail by signing, dating and returning the proxy card.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.”  If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions.  As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank, brokerage firm or other nominee, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on the election of directors (Proposal 1) or the advisory vote on the compensation of AMIC’s named executive officers (Proposal 3).

As the beneficial owner of shares, you are invited to attend the Annual Meeting.  However, if you are a beneficial owner, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the online meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the online meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

What do I need in order to be able to attend the online meeting?

The Company will be hosting the 2014 Annual Meeting live online.  You can attend the 2014 Annual Meeting live online at www.virtualshareholdermeeting.com/AMIC.  The webcast will start at 10:30 a.m. EDT.  You may vote and submit questions while attending the meeting online.  You will need the twelve-digit control number included on your Notice or your proxy card if you received a printed copy of the proxy materials in order to be able to enter the meeting.

How can I vote my shares during the online meeting?

Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/AMIC during the meeting.  You will need your control number found in the Notice.  Shares held beneficially in street name may be voted by you at the meeting only if you obtain a legal proxy from the bank, brokerage firm or other nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the online meeting, we recommend that you also submit your proxy or voting instructions so that your vote will be counted if you later decide not to attend the online meeting.

How can I vote my shares without attending the online meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the online meeting.  If you are a stockholder of record, you may vote by proxy over the Internet or telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail pursuant to instructions provided on the proxy card.  If you hold shares beneficially in street name, you may also vote by proxy over the Internet or telephone or, if you requested to receive printed proxy materials, you can vote by mail, by following the voting instruction card provided to you by your bank, brokerage firm or other nominee.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm EDT on May 15, 2014.

Proxies submitted by mail should be received before 10:00 am EDT on May 15, 2014.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the online meeting.  If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to AMIC’s Corporate Secretary at American Independence Corp., 485 Madison Avenue, 14th Floor, New York, New York 10022 prior to your shares being voted or (3) attending the online meeting and voting.  Attendance at the online meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank, brokerage firm or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your bank, brokerage firm or other nominee giving you the right to vote your shares, by attending the online meeting and voting in person.

Who can participate in the online meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid twelve-digit control number will be admitted as participants to the online meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to AMIC unless:

•

required by law;

•

you expressly request disclosure on your proxy; or

•

there is a proxy contest.

Who will count the votes?

Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes.  A representative of Broadridge Financial Solutions will serve as the inspector of elections.

How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:

•

FOR the election of the eight nominees to the Board;

•

FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•

FOR endorsing the compensation of AMIC’s named executive officers.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•

FOR the election of the eight nominees to the Board;

•

FOR the ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

•

FOR endorsing the compensation of AMIC’s named executive officers.

Will any other business be conducted at the online meeting?

AMIC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the meeting.  The deadline for this notice has passed and we have not received any such notices.  If any other matter properly comes before the stockholders for a vote at the online meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the eight nominees as directors.  This means that the eight nominees will be elected if they receive more affirmative votes than any other person.  The proxy card enables you to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed.  Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those Directors you have listed.  If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014?

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present at the online meeting or by proxy and entitled to vote.  The proxy card enables you to vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal.  Abstentions will have the same practical effect as votes against the proposal.

How many votes are required to endorse the compensation of AMIC’s named executive officers?

The endorsement of the compensation of AMIC’s named executive officers requires the affirmative vote of a majority of the shares present at the online meeting in person or by proxy and entitled to vote.  The proxy card enables you to vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal.  Abstentions will have the same practical effect as votes against the proposal.  The vote on this matter is advisory, and therefore the results are not binding on AMIC.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes.  Your broker will be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2014 (Proposal 2) without your voting instructions, but not on the election of directors (Proposal 1) or the advisory vote on the compensation of AMIC’s named executive officers (Proposal 3).

STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth the amount of AMIC common stock, par value $0.01 per share, beneficially owned by each director or nominee, each named executive officer included in the Summary Compensation Table on page 25 and all directors, nominees and executive officers as a group, as of March 19, 2014.  Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power

Name	Number of Shares	Number of Option Shares (1)	Percent of Class (2)
Edward A. Bennett	--	21,112	*
Teresa A. Herbert	--	10,000	*
David T. Kettig	--	10,000	*
Steven B. Lapin	--	--	*
Myron M. Picoult	1,000	18,890	*
Ronald I. Simon	--	18,890	*
James G. Tatum	--	5,556	*
Roy T.K. Thung	--	--	--
Adam C. Vandervoort	--	6,000	*
All directors, nominees for director and executive officers as a group (10 persons)	1,000	102,448	1.28%

____________

(1)

Reflects the number of shares that could be acquired on March 19, 2014 or within sixty days thereafter through the exercise of stock options.  The shares are excluded from the column headed “Number of Shares,” but included in the ownership percentages reported in the column headed “Percent of Class.”

(2)

Based on 8,072,548 shares outstanding on March 19, 2014, and assuming the exercise and issuance of options reported in the table, as applicable to the calculation.

*       Represents less than 1% of the outstanding common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of AMIC and persons who own more than ten percent (10%) of AMIC common stock to file with the U.S. Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of AMIC’s common stock.  Such directors, officers and greater-than-ten-percent stockholders are required to furnish AMIC with copies of the Section 16(a) reports they file.  The SEC has established specific due dates for these reports, and AMIC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to AMIC and written representations from certain reporting persons that no additional reports were required, AMIC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2013.

Significant Stockholders

The following table lists the person known by AMIC to own beneficially, and to have sole investment and voting power over, more than five percent of the outstanding shares of AMIC common stock, par value $.01 per share, as of March 19, 2014.  Beneficial ownership is determined in accordance with applicable rules of the SEC.  Except as set forth below, and to the best knowledge of AMIC, no other person (or persons acting in concert) owns beneficially more than 5% of AMIC’s common stock.

	Common Stock	Percentage of Outstanding Shares Beneficially Owned
Independence Holding Company (1)	7,265,296	90.0%

____________

(1) Based on filings with the SEC and the response to a questionnaire.  Includes 4,464,501 shares of common stock that may be deemed to be beneficially owned by Madison Investors Corp. (“MIC”), a wholly owned subsidiary of Independence Holding Company (“IHC”).  The business address of IHC and MIC is 96 Cummings Point Road, Stamford, CT 06902.

________________

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of AMIC’s business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board has adopted:

•

a Code of Business Ethics that applies to AMIC’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the “Code of Ethics”);

•

a Corporate Code of Conduct that applies to all employees, officers and directors of AMIC and its subsidiaries and affiliates (the “Code of Conduct”); and

•

written charters for its Audit Committee and Compensation Committees (collectively, the “Charters”).

The Code of Ethics, Code of Conduct, and the Charters can be found on AMIC’s website at www.americanindependencecorp.com, and are also available in print to any stockholder who requests them.  The information on AMIC’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement.  The Board does not anticipate modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on AMIC’s website.

Director Independence

As a company listed on the NASDAQ Global Market, AMIC adopts and uses the definition of independence set forth in the rules applicable to companies listed on the NASDAQ Global Market (the “NASDAQ Rules”).  The Board has determined that three directors (Messrs. Bennett, Picoult and Simon, collectively, the “Independent Members”) meet such definition of independence.  Messrs. Thung, Kettig, Lapin and Tatum and Ms. Herbert are not independent under such definition.  For each independent director, after reasonable investigations and in reliance on representations made by such independent director to AMIC, the Board believes that there is no transaction, relationship or arrangement with any such director that is not disclosed in this proxy statement under the caption “Certain Relationships and Related Transactions.”

Board Leadership Structure

            The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant.  To this end, the Board has no policy mandating the combination or separation of the roles of Chairman and CEO and believes the matter should be discussed and considered from time to time as circumstances change.

Board Role in Risk Oversight

      The Board administers its risk oversight function directly and through its Audit Committee.  The Board and the Audit Committee regularly discuss with management and the Company’s independent auditors and internal auditor, the Company’s major risk exposures and their potential financial impact on the Company, and the steps to take to manage these risks.

      In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for the oversight of risk management.  In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  Senior management attends the regular quarterly meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related and other matters.

      The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements.  In addition, the Audit Committee discusses policies with respect to risk assessment and risk management with management, internal audit and the independent auditors.

The Audit Committee assists the Board with oversight of risk management by reviewing the Company’s financial statements and meeting with the Company’s independent auditors and internal auditor at regularly scheduled meetings of the Audit Committee to review their reports on the adequacy and effectiveness of our internal audit and internal control systems, and discusses with management the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures.

Audit Committee Financial Expert

The Board has determined that at least one member of the Audit Committee, namely Mr. Simon, qualifies as an “audit committee financial expert,” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated by the SEC.

Executive Sessions of Independent Members

Independent Members meet at least twice annually at regularly scheduled executive sessions in connection with regularly scheduled Board meetings.  At least once a year, such meetings include only the Independent Members.  Mr. Simon presides over meetings of the Independent Members.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to:  AMIC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.  Please specify to whom your letter should be directed.  The Corporate Secretary of AMIC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in his opinion, deals with the functions of the Board or its committees or that he otherwise determines requires the attention of any member, group or committee of the Board.  Board members may, at any time, review a log of all correspondence received by AMIC that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management AMIC directors or with the presiding director of the Board’s executive sessions, may do so by writing to AMIC Board of Directors, c/o Corporate Secretary, Attn: Non-management Directors (or the Presiding Director for executive sessions, as applicable), 485 Madison Avenue, 14th Floor, New York, New York 10022.  All such mail received will first be opened and screened for security purposes.

Nomination of Director Candidates

The NASDAQ Rules allow that, in lieu of an independent nominating committee, director nominees may be selected by a majority of a company’s independent directors.  Given the relatively small size of the Board and that a majority of AMIC’s voting stock is controlled by Independence Holding Company, AMIC believes that it is not necessary or appropriate to form a separate nominating committee and has elected instead to have the Independent Members fulfill these duties.

In selecting candidates for nomination to serve on the Board, the Independent Members begin by determining whether the incumbent directors desire and are qualified to continue their service on the Board.  The Board is of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the board room, giving AMIC the benefit of the familiarity and insight into AMIC’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body.  Accordingly, it is the policy of the Independent Members, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy AMIC’s criteria for membership on the Board, who the Independent Members believe will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board.  If there are Board positions for which the Independent Members will not be re-nominating a qualified incumbent, the Independent Members will solicit recommendations for nominees from persons whom the Independent Members believe are likely to be familiar with qualified candidates, including members of the Board and senior management.  The Independent Members will review and evaluate each candidate whom they believe merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by AMIC, the existing composition and mix of talent and expertise on the Board and other factors that they deem relevant.  In conducting their review and evaluation, the Independent Members may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates.

The Board does not have a formal policy with respect to diversity.  However, the Board seeks to have a Board that reflects an appropriate balance of knowledge, experience, skills, expertise and diversity, as applicable to our industry.  The Board assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self-assessment process.

By resolution adopted by the Board, AMIC requires that all candidates for director be persons of integrity and sound ethical character, be able to represent all stockholders fairly, have no interests that materially conflict with those of AMIC and its stockholders, have demonstrated professional achievement, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing AMIC, and have adequate time to devote to service on the Board. Additionally, AMIC requires that at least three of the directors have the financial literacy necessary for service on the audit committee and at least one of these directors qualify as an “audit committee financial expert,” as such term is defined by applicable SEC rules.

The Independent Members will consider recommendations for director nominations that are properly submitted by stockholders entitled to vote in the election of directors.  However, the Independent Members will only consider candidates who satisfy the minimum qualifications for director outlined above.  In considering a stockholder recommendation, the Independent Members will take into account, among other factors, the size and duration of the recommending stockholder’s ownership interest in AMIC and whether the stockholder intends to continue holding that interest through the annual meeting date.  Stockholders should be aware, as discussed above, that it is the general policy of AMIC to re-nominate qualified incumbent directors, and that, absent special circumstances, the Independent Members will not consider other candidates when a qualified incumbent consents to stand for reelection.  See “Stockholder Proposals for 2015 Annual Meeting” for procedures to forward stockholder nominations to the Independent Members.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2013, the Board and its committees held not less than eight formal meetings.  Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he or she served.

Committees

The Board has a standing Audit Committee and Compensation Committee, each of which consists entirely of non-employee directors who satisfy the independence requirements under the NASDAQ Rules and applicable SEC rules and regulations.  AMIC does not have a standing nominating committee, as explained above.  Committee memberships are as follows:

Audit Committee

Compensation Committee

Mr. Ronald I. Simon (Chairman)

Mr. Ronald I. Simon (Chairman)

Mr. Edward A. Bennett

Mr. Myron M. Picoult

Mr. Myron M. Picoult

Mr. James G. Tatum

Audit Committee.  The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management’s plan for engaging AMIC’s independent registered public accounting firm during the year to perform non-audit services, and consider what effect these services will have on the independence of AMIC’s independent registered public accounting firm; (iii) review AMIC’s annual financial statements and other financial reports that require approval by the Board; (iv) oversee the integrity of AMIC’s financial statements, AMIC’s systems of disclosure controls and internal controls over financial reporting, and AMIC’s compliance with legal and regulatory requirements; (v) review the scope of audit plans of AMIC’s internal audit function and independent registered public accounting firm and the results of their audits; and (vi) evaluate the performance of AMIC’s internal audit function and independent registered public accounting firm.

The Audit Committee formally met four times during 2013.  The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and Mr. Simon qualifies as an “audit committee financial expert,” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated by the SEC.

Compensation Committee.  The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining or ratifying (as the case may be)  the compensation of AMIC’s executive officers, and administers AMIC’s 2009 Stock Incentive Plan.  During 2013, no compensation was directly paid by AMIC to the Chief Executive Officer or other executive officers, and all amounts paid by AMIC with respect to any services received from these individuals were paid to Independence Holding Company pursuant to the terms of a service agreement, as more fully described under the heading “Certain Relationships and Related Transactions” on page 13.

The Compensation Committee exercises sole authority to determine and approve the Chief Executive Officer’s compensation level.  Management’s recommendations as to the form and level of compensation of AMIC’s other executive officers are subject to the approval of the Compensation Committee.  The Compensation Committee has not retained a compensation consultant.

Attendance at Annual Meeting of Stockholders

Each IHC director is expected to be online for the Annual Meeting of Stockholders.  At last year’s annual meeting, every IHC director attended in person or by teleconference.

EXECUTIVE OFFICERS

Except for Mr. Thung, Ms. Herbert and Mr. Kettig, each of whom serves as (and is nominated to continue as) a director of AMIC, set forth below is information about each executive officer of AMIC, including such officer’s name, age, all positions and offices held with AMIC and its subsidiaries and principal occupations and business experience during the past five years.  AMIC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Mr. Gary J. Balzofiore, 56

Corporate Vice President – Accounting and Finance

Since March 2012, Corporate Vice President – Accounting and Finance; since March 2012, Corporate Vice President – Accounting and Finance of Independence Holding Company (“IHC”); for more than the past five years, Executive Vice President and Chief Financial Officer of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC; for more than the past five years, Chief Financial Officer and Senior Vice President of Independence American Insurance Company, a wholly owned subsidiary of AMIC.

Mr. Adam C. Vandervoort, 39

Corporate Vice President, General Counsel and Secretary

Since March 2012, Corporate Vice President, General Counsel and Secretary; since March 2012, Corporate Vice President, General Counsel and Secretary of Independence Holding Company (“IHC”); for more than five years prior thereto, Vice President, General Counsel and Secretary of IHC and AMIC; for more than the past five years, Senior Vice President, General Counsel and Secretary of each of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC, Independence American Insurance Company, a wholly owned subsidiary of AMIC (“Independence American”), and Madison National Life Insurance Company, Inc., a wholly owned subsidiary of IHC; for more than the past five years, a director of Independence American.  Mr. Vandervoort is licensed to practice law in the states of California, Connecticut, New York and Tennessee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

Messrs. Simon and Picoult served on the Compensation Committee during fiscal year 2013.

Transactions with Related Persons

With Independence Holding Company (“IHC”)

IHC and its wholly owned subsidiary beneficially own in the aggregate 90% of AMIC’s common stock as of December 31, 2013.

Independence American Insurance Company, a wholly owned subsidiary of AMIC (“Independence American”), has reinsurance treaties with insurance company subsidiaries of IHC pursuant to which these subsidiaries cede premiums to Independence American.  For the year ended December 31, 2013, Independence American assumed premiums of $69,710,000 under these treaties.

A subsidiary of AMIC earns fees relating to premiums it writes on behalf of IHC’s insurance company subsidiaries.  These fees amounted to $10,058,000 for 2013.

AMIC and IHC and certain of their respective subsidiaries entered into service agreements pursuant to which one party may charge the other on an hourly or cost basis for services provided by employees of one party to the other.  AMIC paid IHC $921,000 during 2013 under these agreements.  See Note 11 of the Notes to Consolidated

Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Review, Approval or Ratification of Transactions with Related Persons

Under Section 5630(a) of the NASDAQ Rules, AMIC is required to conduct an appropriate review on an ongoing basis of all transactions disclosable pursuant to Item 404 of Regulation S-K promulgated by the SEC under the caption “Transactions with Related Persons” for potential conflict of interest situations, and all such transactions must be approved by the Audit Committee or another independent body of the Board.

AMIC’s governance documents specifically prohibit various conflict of interest situations and impose disclosure requirements in connection with any potential conflicts of interest.

The Audit Committee, with the assistance of AMIC’s Corporate Vice President, General Counsel and Secretary, has reviewed and approved each of the related party transactions set forth above.  AMIC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K, in respect of 2013, that was not so reviewed and approved.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of eight members.  All of AMIC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders.  The Board proposes that each of the eight current directors be re-elected to the Board.  Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2015 and until his or her successor is duly elected and qualified.  The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests.  In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the eight nominees as directors.  This means that the eight nominees will be elected if they receive more affirmative votes than any other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT NOMINEES.

The following table sets forth, with respect to each nominee, his or her name, age, principal occupation, employment during at least the past five years, the year he or she was first elected an AMIC director, and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business, Directorships and Qualifications
Mr. Edward A. Bennett 1998	67

Non-Executive Chairman of the Board since June 2001; from 2000 to 2001, a Partner of (212) Ventures, a venture capital firm dedicated to investing in infrastructure and wireless internet services and technologies; from 1997 until 2002, President and Chief Executive Officer of Bennett Media Collaborative, a new media, internet and technology consulting company; from June 1996 to June 1997, President and Chief Executive Officer of Prodigy Ventures, an internet/technology investment firm; from April 1995 to June 1996, President and Chief Executive Officer of Prodigy Services Corporation, an internet services company; from 1989 to 1994, President and Chief Executive Officer at VH-1 Networks; from 1979 to 1989, Executive Vice President and Chief Operating Officer at Viacom Cable.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Bennett should serve as one of AMIC’s directors are his extensive experience in the governance of technology companies (relevant to the Company’s online ventures), investments (relevant to the Company’s investment strategy), marketing, and growing successful organizations with entrepreneurial company cultures.

Ms. Teresa A. Herbert 2011	52

For more than the past five years, Chief Financial Officer and Senior Vice President; for more than the past five years, Chief Financial Officer and Senior Vice President of IHC; for more than the past five years, Vice President of Geneve Corporation, a private company controlled by Geneve Holdings, Inc., a financial services holding company that is a member of a group consisting of itself and certain of its affiliates that together hold the shares of common stock of IHC.

The experiences, qualifications, attributes or skills that led the Board to conclude that Ms. Herbert should serve as one of AMIC’s directors are her extensive financial and accounting experience with companies that have complex organizational structures and involve intercompany transactions.

Mr. David T. Kettig 2011	55

Since August 2013, President; from April 2009 to March 2012, Chief Operating Officer and Senior Vice President; since April 2009, Chief Operating Officer and Senior Vice President of IHC; since April 2011, a director of IHC; for more than the past five years, President and Director of Independence American Insurance Company, a wholly owned subsidiary of AMIC; since March 2012, President and since May 2012, Director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Kettig should serve as one of AMIC’s directors are his extensive experience in diverse and complex businesses and transactions, corporate governance, risk management, and insurance.  Mr. Kettig also previously served as the General Counsel of IHC.

Mr. Steven B. Lapin 2011	68

Since April 2011, a director of AMIC; for more than the past five years, Vice Chairman of IHC’s Board; since March 2011, Chairman, Chief Executive Officer and President of Geneve Corporation (“Geneve”), a private company controlled by Geneve Holdings, Inc. (“GHI”), a financial services holding company that is a member of a group consisting of itself and certain of its affiliates that together hold the shares of common stock of IHC; for more than five years prior to March 2011, President and Chief Operating Officer and a director of Geneve; for more than the past five years, a director of The Aristotle Corporation (“Aristotle”), a private company controlled by GHI; for more than the past five years prior to March 2011, President and Chief Operating Officer of Aristotle; since March 2011, Chairman, Chief Executive Officer and President of Aristotle; for more than the past five years, a director of Madison National Life Insurance Company, Inc., a wholly owned subsidiary of IHC; for more than the past five years, a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Lapin should serve as one of AMIC’s directors are his extensive experience in diverse and complex businesses and transactions, corporate governance of public companies, risk management, and insurance.

Mr. Myron M. Picoult 2002	72

Since April 2004, a self-employed independent insurance consultant; from July 2002 through April 2004, an advisor working exclusively for Lazard Freres & Company, an investment bank located in New York, New York, with regard to all facets of the insurance industry; from July 1996 through July 2002, a Senior Advisor at Dresdner Klienwort Wasserstein, an investment bank located in New York, New York; from August 1995 to July 1996, a Managing Director and Senior Insurance Analyst for First Manhattan Company, an investment firm located in New York, New York; from June 1979 to June 1995, a Managing Director and Senior Insurance Analyst for Oppenheimer & Company, Inc., an investment bank located in New York, New York; from February 1971 through May 1979, a Limited Partner and Senior Insurance Analyst for Bear, Stearns and Company, an investment bank located in New York, New York.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Picoult should serve as one of AMIC’s directors are his extensive experience in investment banking and corporate finance.

Mr. Ronald I. Simon 1995	75

From August 1997 until April 1999, Chairman of the Board; from April 1999 to February 2001, Vice Chairman of the Board; from February 2001 through May 2001, Acting Chairman of the Board, Chief Executive Officer and Chief Financial Officer; since January 2003, Chairman of the Compensation Committee; since January 2005, a member of the Audit Committee; since 2011, Chairman of the Audit Committee; from May 1997 through April 2000, Executive Vice President and Chief Financial Officer of Western Water Company, and a director of the company from September 1999 to September 2001; a director of Collateral Therapeutics Inc., a developer of non-surgical gene therapy procedures for the treatment of cardiovascular diseases, from May 1999 through July 2002, when the company was acquired by Schering, AG; from January 2006 through January 2009,  a director of Cardium Therapeutics, a company formed to acquire and further develop the procedures originally developed by Collateral Therapeutics; from August 2001 through June 2002, Chief Financial Officer of Wingcast, Inc., a joint venture of Ford Motor Company and Qualcomm, Inc.; from April 2003 through April 2005, director of BDI Investment Corp., a closely held regulated investment company; from March 2003 through February 2006, a director of WFS Financial, Inc., one of the nation’s largest independent automobile finance companies; since August 2007, a director and member of the Audit and Compensation Committees, and Chairman of the Corporate Governance Committee, of Ellington Financial, LLC, a specialty finance company specializing in acquiring and managing mortgage-related assets; since May 2013, a director and member of the Audit and Compensation Committees, and Chairman of the Corporate Governance Committee, of Ellington Residential Mortgage REIT.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Simon should serve as one of AMIC’s directors are his extensive experience in finance and senior management, and in growing successful organizations with entrepreneurial company cultures.

James G. Tatum, C.F.A. 2011	72

Since March 2011, a member of the Audit Committee; since 2000, a director of IHC; since June 2002, Chairman of the Audit Committee of IHC; for more than the past five years, member of the Compensation Committee of IHC; for more than the past five years, a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC; for more than the past five years, sole proprietor of J. Tatum Capital, LLC, a registered investment advisor, located in Birmingham, Alabama, managing funds primarily for individual and trust clients; for more than twenty-five years, Chartered Financial Analyst.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Tatum should serve as one of AMIC’s directors are his extensive executive experience in major organizations and valuable expertise with financial issues, risk management and oversight.

Mr. Roy T.K. Thung 2002	70

From November 2002 until March 2012, Chief Executive Officer and President; since March 2012, Chief Executive Officer; since March 2011, Chief Executive Officer, President and Chairman of the Board of Directors of IHC; since January 2000, Chief Executive Officer of IHC; since July 1999, President of IHC; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of IHC; for more than the past five years, Executive Vice President of Geneve Corporation, a private company controlled by Geneve Holdings, Inc. (“GHI”), a financial services holding company that is a member of a group consisting of itself and certain of its affiliates that together hold the shares of common stock of IHC; for more than the past five years, a director of The Aristotle Corporation (“Aristotle”), a private company controlled by GHI; for more than the past five years, Chief Executive Officer and Chairman of the Board of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC; for more than the past five years, Chairman of the Board of Madison National Life Insurance Company, Inc., a wholly owned subsidiary of IHC.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Thung should serve as one of AMIC’s directors are his extensive experience in diverse and complex businesses and transactions, including those involving public companies in the insurance industry.

DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity.  AMIC does not pay management directors for board service in addition to their regular employee compensation.  The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation.  Messrs. Thung, Kettig and Lapin and Ms. Herbert have waived all compensation for their service as directors, including the option grants described below.

During 2014, each outside (independent) director will be paid:

•

an annual retainer of $35,500;

•

$2,000 per meeting date for each date on which such director attends one or more meetings of the Board or its committees;

•

$2,500 for service as chairman of the Board;

•

$7,500 for service as chairman of the Audit Committee; and

•

$2,500 for service as chairman of the Compensation Committee.

Equity Award

Pursuant to the Automatic Option Grant Program under the 1998 Stock Incentive Plan, each individual elected or appointed as a non-employee Board member was, and pursuant to the Automatic Option Grant Program under the 2009 Stock Incentive Plan, each individual elected or appointed as a non-employee Board member will be, automatically granted, on the date of such initial election or appointment, a non-statutory option to purchase 6,667 shares of AMIC’s common stock, provided that the individual has not previously been in the employ of AMIC (or any parent or subsidiary of AMIC). In addition, each such individual will automatically be granted one or more additional non-statutory options for 6,667 shares of common stock, with the first such additional 6,667-share option grant to be made at the annual stockholders meeting which is held in the third calendar year after the calendar year in which he received the initial 6,667-share grant, and each such additional 6,667-share grant to be made at every third annual stockholders meeting held thereafter for so long as such individual continues to serve as a non-employee Board member. Each such option will have an exercise price per share equal to 100% of the fair market value per share of AMIC’s common stock on the option grant date and a maximum term of ten years measured from the grant date.  Each such option will be immediately exercisable for all applicable option shares, and the shares subject to each automatic option grant will vest in six successive equal semi-annual installments upon the optionee’s completion of each six months of Board service over the thirty-six month period measured from the option grant date.

Director Summary Compensation

The following table summarizes compensation paid to the Independent Members during 2013.  The compensation paid to the non-Independent Members is described beginning on page 20 of this proxy statement, to the extent applicable.

Name	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)	Total ($)
Mr. Edward A. Bennett (Chairman)	$60,000	26,935	$86,935
Mr. Myron M. Picoult	$57,500	---	$57,500
Mr. Ronald I. Simon	$67,500	26,935	94,435
Mr. James G. Tatum	$45,500	---	$45,500

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

“Say-on-Pay” and “Say-on-Frequency”

The Compensation Committee considered the voting results of the advisory, non-binding “say-on-pay” vote at AMIC’s 2011 Annual Meeting of Stockholders in connection with the discharge of its responsibilities.  AMIC’s stockholders expressed their support of the compensation for our CEO, CFO and the three other most-highly compensated officers in respect of 2010 (the 2010 “named executive officers”), with a substantial majority of the votes cast voting to approve the compensation of AMIC’s named executive officers described in AMIC’s 2011 proxy statement.  Following the Compensation Committee’s review and consideration of this stockholder support, as well as the other factors discussed in more detail below, we determined to make no changes to our approach to executive compensation.

At AMIC’s 2011 Annual Meeting of Stockholders, a majority of AMIC’s stockholders voted for “say-on-pay” proposals to occur every three years.  In light of this voting result on the frequency of “say-on-pay” proposals, the Board decided that AMIC will present “say-on-pay” proposals every three years until the next required vote on the frequency of stockholder votes on named executive officer compensation.  Accordingly, we are holding a “say-on-pay” vote at the 2014 Annual Meeting of Stockholders.  We currently expect the next stockholder vote on the frequency of stockholder votes on named executive officer compensation to occur at AMIC’s 2017 Annual Meeting of Stockholders.

Compensation

Salary

During 2013, all salary paid to AMIC’s executive officers was paid by Independence Holding Company (“IHC”) and no salary was paid by AMIC.  All amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement, as more fully described under the heading “Certain Relationships and Related Transactions” on page 13.  Salary reported in the Summary Compensation Table beginning on page 25 represents the portion of executive officer’s total IHC-paid salary that is allocated to AMIC under the service agreement.

Equity Awards

AMIC’s 2009 Stock Incentive Plan (the “Plan”) provides the opportunity for the Compensation Committee to make equity incentive awards to, among others, AMIC’s executive officers.  The types of equity awards that may be granted under the Plan are:  (i) stock options; (ii) share appreciation rights (“SARs”); (iii) restricted shares, restricted share units (which represents the right to receive shares of stock upon the completion of a vesting schedule) and unrestricted shares; (iv) deferred share units; and (v) performance and cash-settled awards.  The Compensation Committee determines the type and amount of the award with reference to factors that include the present value of the award relative to the executive officer’s salary and anticipated cash bonus, the anticipated importance of the executive’s position to AMIC’s future results, and the size of the executive’s total compensation relative both to other executives within AMIC and to compensation levels at other companies.

Within the limitations of the Plan, the Compensation Committee may modify an award to (i) accelerate the rate at which an option or SAR may be exercised (including, without limitation, permitting an option or SAR to be exercised in full without regard to the required installment or vesting provisions, or whether the option or SAR is at the time exercisable); (ii) accelerate the vesting of any award or (iii) to extend or renew outstanding awards or to accept the cancellation of outstanding awards to the extent not previously exercised. Notwithstanding the foregoing provision, no modification of an outstanding award can materially and adversely affect the grantee’s rights thereunder unless either (i) the grantee provides written consent or (ii) before a Change in Control (as defined in the Plan), the Compensation Committee determines in good faith that the modification is not materially adverse to the grantee.

Options

Incentive stock options (“ISOs”) and non-incentive stock options (“Non-ISOs”) may be granted under the Plan.  The Compensation Committee may, in its sole discretion, allow an unvested option to be exercised, in which case the shares then issued are restricted shares having analogous vesting restrictions to the unvested option.

If elected by the grantee of an option, the Compensation Committee may cancel an option in exchange for a payment in cash, cash equivalents, new awards, or shares, at such time and on such terms and conditions as the Compensation Committee may establish in its sole discretion; provided, however, that the per share exercise price of any option cancelled shall not be greater than the closing price per share on the NASDAQ Stock Market on the grant date (“Fair Market Value”) of a share on such date unless the terms of the cancellation of such option are approved by the stockholders of the Company. In addition, if the Fair Market Value for shares subject to an option is more than 33% below their exercise price for more than 30 consecutive business days, the Compensation Committee may unilaterally terminate and cancel the option and pay cash or grant a new award that has (i) a value equal to that of the vested portion of the option being cancelled and (ii) vesting terms not less favorable than the option being cancelled.

Each of AMIC’s named executive officers holds stock options having varying exercise prices and expiration dates (based on the date granted).  Please see the information set forth in the tables below for additional information.  AMIC does not have a target level of stock ownership applicable to any of its employees, including the named executive officers.

Share Appreciation Rights (SARs)

The Compensation Committee may grant SARs either concurrently with the grant of an option or with respect to an outstanding option (in which case the SAR will extend to all or a portion of the shares covered by the related option).  The per share exercise price of an SAR cannot be less than 100% of the Fair Market Value.

Restricted Shares, Restricted Share Units and Unrestricted Shares

The Compensation Committee establishes the number of shares deliverable or subject to the award (which number may be determined by a written formula), and the period or periods of time at the end of which all or some restrictions will lapse, and unrestricted shares or cash  is delivered in settlement of the award.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Compensation Committee, including, without limitation, criteria based on (i) the duration of employment, (ii) individual, group, or divisional performance criteria, (iii) Company performance and/or (iv) other criteria selection by the Compensation Committee. The Compensation Committee may grant restricted shares and restricted share units with or without the requirement for payment of cash or other consideration.  In addition, the Compensation Committee may grant awards in the form of unrestricted shares which vest in full upon the grant date or such other date as the Compensation Committee may determine or which the Compensation Committee may issue pursuant to a program, if any, under which unrestricted shares may be granted in lieu of cash bonuses that would otherwise be paid.

The receipt of all or a percentage of the shares issuable upon the vesting of a restricted share unit award may be deferred at the election of the grantee.  If so elected, the Company will credit the shares and any associated dividends and interest to a deferred share unit account on the date such shares would otherwise have been delivered.

Deferred Share Units

The Compensation Committee may permit any director, consultant or member of a select group of management or highly compensated employees to irrevocably elect to forego the receipt of cash or other compensation (including shares), and in lieu thereof to have AMIC credit to an internal Plan account a number of deferred share units having a Fair Market Value equal to the shares and other compensation deferred.

Performance Awards

The Compensation Committee may in its discretion grant performance units that have substantially the same financial benefits and other terms and conditions as options, SARs, restricted share units or deferred share units, but are settled only in cash.  At any time prior to the date that is at least six months before the close of a performance period (or shorter or longer period that the Compensation Committee selects), the Compensation Committee may permit a grantee who is a member of a select group of management or highly compensated employees to irrevocably elect to defer the receipt of all or a percentage of the cash or shares that would otherwise be transferred to the grantee upon the vesting of a performance award.

Termination, Rescission, Recapture and Recoupment of Awards

Each award under the Plan granted to an employee is intended to align such employee’s long-term interest with those of AMIC.  Therefore, if the employee discloses confidential or proprietary information of AMIC, provides services to a competitor of AMIC, solicits a non-administrative employee of AMIC, or has engaged in activities which conflict with AMIC’s interests (including any breaches of fiduciary duty or the duty of loyalty), the employee is acting contrary to AMIC’s long-term interests.  Accordingly, except as otherwise expressly provided in an award agreement, AMIC may terminate any outstanding, unexercised, unexpired, unpaid, or deferred awards, rescind any exercise, payment or delivery pursuant to the award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the employee’s sale of shares issued pursuant to the award.  Notwithstanding the foregoing, AMIC may, in its sole and absolute discretion, choose not to terminate, rescind or recapture upon the occurrence of any of the foregoing events.

The Compensation Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any grantee, require that the Company be reimbursed for all or any portion of any awards granted under the Plan, or the Compensation Committee may require the termination or rescission of, or the recapture associated with, any award, if and to the extent: (i) the granting, vesting, or payment of such award (or portion thereof) was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement; (ii) in the Compensation Committee’s view, the grantee either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any affiliate; and  (iii) a lower granting, vesting, or payment of such award would have occurred based upon the conduct described in clause (ii) of this sentence.

In each above instance, the Compensation Committee may require reimbursement, termination or rescission of, or recapture relating to, any award; provided that the Company will not seek reimbursement, termination or rescission of, or recapture relating to, any such awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits AMIC’s deductions for compensation paid to the named executive officers to $1 million unless certain requirements are met.  The policy of the Compensation Committee with respect to Section 162(m) of the Code is to establish and maintain a compensation program which will optimize the deductibility of compensation for AMIC.  The Compensation Committee, however, reserves the right to use its judgment, where merited by the Compensation Committee’s need to respond to changing business conditions or by an executive officer’s individual performance, to authorize compensation which may not, in a specific case, be fully deductible to AMIC.  No named executive officer received taxable compensation in 2013 in excess of the $1 million limitation provided by Section 162(m) of the Code.

Summary Compensation Table

The following table lists the annual compensation for AMIC’s CEO, CFO and its two other most highly compensated executive officers in 2013 for the years 2013, 2012 and 2011.  During fiscal year 2013, no compensation was paid by AMIC to any of its executive officers, and all amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement, as more fully described under the heading “Certain Relationships and Related Transactions” on page 13.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Roy T.K. Thung…….	2013	101,700(1)	--	--	--	--	--	101,700
Chief Executive Officer	2012	120,900 (2)	--	--	--	--	--	120,900
	2011	130,500 (3)	--	--	--	--	--	130,500

Ms. Teresa A. Herbert…….	2013	60,450(1)	--	--	--	--	--	60,450
Chief Financial Officer and Senior Vice President	2012	52,650 (2)	--	--	--	--	--	52,650
	2011	53,400 (3)	--	--	--	--	--	53,400

Mr. David T. Kettig	2013	34,741(1)	--	--	--	--	--	34,741
President(4)

Mr. Adam C. Vandervoort	2013	46,728(1)	--	--	--	--	--	46,728
Corporate Vice President, General Counsel & Secretary	2012	121,114 (2)	--	--	--	--	--	121,114
	2011	129,628 (3)	--	--	--	--	--	129,628

(1)

During fiscal year 2013, all salary paid to AMIC’s executive officers was paid by IHC and no salary was paid by AMIC.  All amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions.”  The salary listed represents the portion of the executive officer’s total IHC-paid salary that is allocated to AMIC under the service agreement.  The salary listed is included in the salary listed in the Summary Compensation Table found in IHC’s 2014 definitive proxy statement filed March 31, 2014, as applicable.

(2)

During fiscal year 2012, all salary paid to AMIC’s executive officers was paid by IHC and no salary was paid by AMIC.  All amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions.”  The salary listed represents the portion of the executive officer’s total IHC-paid salary that is allocated to AMIC under the service agreement.  The salary listed is included in the salary listed in the Summary Compensation Table found in IHC’s 2013 definitive proxy statement filed April 29, 2013, as applicable.

(3)

During fiscal year 2011, all salary paid to AMIC’s executive officers was paid by IHC and no salary was paid by AMIC.  All amounts paid by AMIC with respect to any services received from these individuals were paid to IHC pursuant to the terms of a service agreement — see “Certain Relationships and Related Transactions.”  The salary listed represents the portion of the executive officer’s total IHC-paid salary that is allocated to AMIC under the service agreement.  The salary listed is included in the salary listed in the Summary Compensation Table found in

IHC’s 2012 definitive proxy statement filed April 27, 2012, as applicable.

(4)

Mr. Kettig was appointed President of AMIC on August 2, 2013.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held as of December 31, 2013.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Ms. Teresa A. Herbert	10,000	0	$14.10	3/08/2015

Mr. David T. Kettig	10,000	0	$14.10	3/08/2015

Mr. Adam C. Vandervoort	6,000	0	$10.64	3/20/2017

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for determining and approving the compensation of AMIC’s executive officers.  The Compensation Committee has sole authority to determine the compensation for AMIC’s Chief Executive Officer.  The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including AMIC’s Chief Executive Officer and AMIC’s Chief Financial Officer.  Based on this review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be incorporated by reference in AMIC’s 2013 Annual Report on Form 10-K and included in this proxy statement.

Compensation Committee Members

Mr. Ronald I. Simon, Chairman

Mr. Myron M. Picoult

Compensation Risk Assessment

The Compensation Committee has considered the Company's compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

Potential Payments to Named Executive Officers

Under the terms of AMIC’s stock incentive plans, the Compensation Committee is obligated to make appropriate provision for the holders of awards thereunder in the event of a change in control of AMIC or similar event.  The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon AMIC cannot reliably be quantified.

Equity Compensation Plans

The following table sets forth certain information as of December 31, 2013 with respect to compensation plans under which shares of AMIC common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)

Equity compensation plans approved by security holders	222,285	11.46	6,503,887

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of directors who meet the standards for independence set forth in the NASDAQ Rules.  The Audit Committee operates under a written charter adopted, and reviewed annually, by the Board.  The charter was last revised in April 2003, and was reviewed by the Board without change in March 2014.  The Audit Committee performed a self-evaluation and review of the performance of the Audit Committee and its members, including a review of the Audit Committee’s compliance with its charter.

Management of AMIC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations.  KPMG is responsible for auditing AMIC’s financial statements.  The Audit Committee’s responsibility is to monitor and review these processes and procedures.  Audit Committee members are not professionally engaged in the practice of accounting or auditing.  The Audit Committee relies on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of KPMG that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 prior to filing such report with the SEC, as well as KPMG’s Reports of Independent Registered Public Accounting Firm (also included in AMIC’s Annual Report on Form 10-K) and KPMG’s reports related to the audit of AMIC’s consolidated financial statements.  The Audit Committee continues to oversee AMIC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2014.

The Audit Committee met with management periodically during the year to consider the adequacy of AMIC’s internal controls and the objectivity of its financial reporting.  The Audit Committee discussed these matters with appropriate AMIC financial and internal audit personnel and with KPMG.  The Audit Committee also discussed with AMIC’s senior management the process used for certifications by AMIC’s chief executive officer and chief financial officer which are required for certain filings with the SEC.

The Audit Committee appointed KPMG as AMIC’s independent registered public accounting firm after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and KPMG, AMIC’s audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance.  Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles.  KPMG’s report states the firm’s opinion that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with KPMG its independence from AMIC and its management.  The Audit Committee received from KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  This letter relates to that firm’s independence from AMIC.  The Audit Committee also discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable.  The Audit Committee has implemented a procedure to monitor auditor independence, reviewed audit services performed by KPMG, and discussed with KPMG its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that AMIC’s audited financial statements be included in AMIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Audit Committee Members

Mr. Ronald I. Simon (Chairman)

Mr. Edward A. Bennett

Mr. Myron M. Picoult

Mr. James G. Tatum

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services KPMG provided to AMIC during 2013 and 2012:

	2013	2012
Audit fees	275,000	$337,500
Audit-related fees	--	--
Tax Fees	--	--
All other fees	--	--
Total	275,000	$337,500

•

Audit Fees.  Represents fees for professional services provided for the audit of AMIC’s annual financial statements and the review of AMIC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

  Before AMIC’s independent registered public accounting firm is engaged by AMIC or any of its subsidiaries to render any audit or non-audit services, such engagement is first approved by the Audit Committee of the Board.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

KPMG audited AMIC’s annual financial statements for the fiscal year ended December 31, 2013.  The Audit Committee has appointed KPMG to be AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The stockholders are asked to ratify this appointment at the Annual Meeting.  Representatives of KPMG will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Vote Required for Ratification

The Audit Committee is responsible for selecting AMIC’s independent registered public accounting firm.  Accordingly, stockholder approval is not required to appoint KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The Board believes, however, that submitting the appointment of KPMG to the stockholders for ratification is a matter of good corporate governance.  If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of KPMG as AMIC’s independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that AMIC provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of AMIC’s named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” AMIC seeks to closely align the interests of its named executive officers with the interests of its stockholders.  AMIC’s compensation programs are designed to reward its named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The Compensation Committee considered the voting results of the advisory, non-binding “say-on-pay” vote at AMIC’s 2011 Annual Meeting of Stockholders in connection with the discharge of its responsibilities.  AMIC’s stockholders expressed their support of the compensation for our CEO, CFO and the three other most-highly compensated officers in respect of 2010 (the 2010 “named executive officers”), with a substantial majority of the votes cast voting to approve the compensation of AMIC’s named executive officers described in AMIC’s 2011 proxy statement.  Following the Compensation Committee’s review and consideration of this stockholder support, as well as the other factors discussed in more in the Compensation Discussion and Analysis section hereof, we determined to make no changes to our approach to executive compensation.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of AMIC’s named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  The vote is advisory, which means that the vote is not binding on AMIC or the Board.  The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board.  However, the Board and the Compensation Committee will review and consider the voting results when evaluating future compensation decisions relating to our named executive officers.

Accordingly, AMIC is asking its stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

SEC regulations require stockholders to give advance notice of any proposal intended to be presented at the annual meeting.  The deadline for this notice has passed and AMIC has not received any such notice.  If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

AMIC will bear all costs of this proxy solicitation.  In addition to soliciting proxies by this mailing, AMIC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation.  AMIC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2015 Annual Meeting

Stockholder proposals intended to be presented at AMIC’s 2015 annual meeting must be received by AMIC no later than December 31, 2014 to be eligible for inclusion in AMIC’s proxy statement and form of proxy for next year’s meeting.  Proposals should be addressed to American Independence Corp., Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2015 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals.  The required notice must be given no less than forty five days in advance of the one year anniversary date of the date on which AMIC first sent its proxy materials for the immediately preceding annual meeting.  Accordingly, with respect to AMIC’s 2015 annual meeting of stockholders, notice must be provided to American Independence Corp., Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022 no later than March 20, 2015.  If a stockholder fails to provide timely notice of a proposal to be presented at the 2015 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

By order of the Board of Directors,
Adam C. Vandervoort
Secretary